Exhibit 10.80

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is dated as of the 31st day of July, 2014, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and Citizens Bank, N. A. (f/k/a RBS Citizens, National Association), a national banking association, with a principal place of business at 875 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);

WHEREAS, Borrowers and Lender are parties to a Loan and Security Agreement dated December 11, 2007 (as the same has been, is being, and may hereafter be amended, renewed, restated and/or replaced, the “Loan Agreement”); and

WHEREAS, the parties wish to amend the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:

1.       DEFINITIONS.

Any capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

2.       AMENDMENTS.

2.1       The following amendments will be made to Section 1 of the Loan Agreement, Definitions by adding the following definitions:

a.   The definition of Maturity Date is hereby amended and restated in it entirety read as follows:

““Maturity Date” means April 30, 2016”

2.2       Section 3.  Section 3.1 is amended by replacing the first two (2) sentences thereof with the following:  “Lender hereby establishes, for a period commencing the date hereof and expiring on the Maturity Date, a revolving line of credit in Borrowers’ favor in the amount of Fifteen Million Dollars ($15,000,000.00).  Borrower shall have the right annually, on or before each review date (April 30) to request Lender to increase the Revolving Credit Loan in One Million Dollar ($1,000,000.00) increments up to Five Million Dollars ($5,000,000.00).”

2.3       Section 8.2  Section 8.2 is amended by replacing the maximum amount of permitted acquisitions and CAPEX with the following new maximum amounts:  for fiscal year ending 2014, $3,275,000.00; for fiscal year ending 2015, $3,500,000.00.

2.4       Section 3.11  Amend Section 3.11 by replacing the fourth sentence thereof with the following:  “In no event shall the maximum funded amount under the Term Sub-Limit exceed $3,275,000.00 during the calendar year of 2014, and $3,500,000.00 during the calendar year of 2015 (each, as applicable, the “Term Sub-Limit Availability”).”

2.5       Lender waives Borrower’s requirement to make the so-called Excess Cash Flow principal payment on Advance 2 of the Term Note dated March 28, 2011 for fiscal year ending 2013.

2.6       Lender waives payment of the $1,000 Accordian Fee otherwise due under Section 3.1.

3.         CONDITIONS TO AMENDMENT.

This Amendment is subject to the condition (in addition to all requirements of the Loan Agreement and all other Loan Documents, as they may be amended) that each of the following shall have been delivered or performed to the satisfaction of Lender:

3.1       Execution and delivery of this Amendment, the Amendment to the Revolving Credit Note, and any other documents, consent or other matters required by Lender.

3.2       Payment of a commitment fee in the amount of $15,000.00.

3.3       Borrowers will pay all of Lender’s costs and expenses incurred in preparation of this Amendment and the documents and instruments executed herewith.

4.       RATIFICATION.

In all other respects, the Loan Agreement remains in full force and effect, and Borrowers agree to be bound thereby.  Except as specifically amended herein, the terms and conditions of the Loan Agreement shall remain in full force and effect.  Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Lender to further amend or extend the Loan Agreement or any other Loan Documents.  This Amendment is not a novation.

5.       REAFFIRMATION.

Borrowers reaffirm each and every representation and warranty made by them in the Loan Agreement.  Borrowers and Lender hereby agree and confirm that Borrowers have prior to this Amendment delivered to Lender the information and disclosures in accordance with the reporting requirements of the Loan Agreement.

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6.         AUTHORITY.

Borrowers warrant that it has full power and authority, and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.

PAGE ENDS HERE; SIGNATURE PAGES FOLLOW

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS:

DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: President

DOVER SADDLERY, INC.
(a Massachusetts Corporation)

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

SMITH BROTHERS, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

DOVER SADDLERY RETAIL, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

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DOVER SADDLERY DIRECT, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

LENDER:

CITIZENS BANK, N.A.

/s/ Stephanie Anderson	By:	/s/ Gary Hatfield
Witness		Gary Hatfield
Title: Vice President

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